Capital Management (Tables)	12 Months Ended
Dec. 31, 2024
Capital Management [Abstract]
Schedule of Net Gearing Ratios	The net gearing ratios as at December 31, 2024 and 2023 are as follows:
	December 31, 2024	December 31, 2023
	USD	USD
Borrowings	6,028,792	3,972,648
Less: cash and bank balances	(1,000,284)	(956,975)
Net debt	5,028,508	3,015,673
Total Owner’s equity	2,108,568	2,565,237
Net gearing ratio	2.38	1.18